MERRILL LYNCH
                                                            FLORIDA MUNICIPAL
                                                            BOND FUND

                               [GRAPHIC OMITTED]

                              STRATEGIC Performance


                                                            Semi-Annual Report
                                                            January 31, 2000

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2000

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 (Y2K) preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond matu-rities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion-$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damag-ing storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far could

Merrill Lynch Florida Municipal Bond Fund                      January 31, 2000

negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

Throughout the six months ended January 31, 2000, our investment strategy was focused on seeking to enhance tax-exempt income. To achieve this goal, we kept the Fund at an above-average duration as well as fully invested. During the period, price volatility in the fixed-income market, particularly the municipal market, was above average. This was the result of strong domestic growth, concerns about inflation, and the uncertainty of the Y2K situation.

During the six months ended January 31, 2000, the long-term bond yield rose approximately 25 basis points, while long-term tax-exempt interest rates rose about 60 basis points. While this was not good for the Fund's total returns, it enabled us to purchase large coupon bonds, which have not been available in the Florida tax-exempt market since early 1995. However, we were able to generate a higher level of tax-exempt income and limit the effects the Fund may experience from any additional interest rate volatility.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Florida Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glen

Terry K. Glenn
President

/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President

/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Co-Portfolio Manager

/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Co-Portfolio Manager

March 8, 2000

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2000

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing to 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to share holders.

Recent Performance Results*

                                                           6 Month      12 Month     Since Inception   Standardized
   As of January 31, 2000                               Total Return  Total Return    Total Return     30-Day Yield
===========================================================================================================================
   ML Florida Municipal Bond Fund Class A Shares            -4.52%       -6.92%         +57.61%           4.98%
---------------------------------------------------------------------------------------------------------------------------
   ML Florida Municipal Bond Fund Class B Shares            -4.76        -7.39          +50.86            4.68
---------------------------------------------------------------------------------------------------------------------------
   ML Florida Municipal Bond Fund Class C Shares            -4.82        -7.50          +25.60            4.58
---------------------------------------------------------------------------------------------------------------------------
   ML Florida Municipal Bond Fund Class D Shares            -4.58        -7.03          +29.01            4.88
===========================================================================================================================

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 5/31/91 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2000

PERFORMANCE DATA (concluded)

Average Annual Total Return

                             % Return Without            % Return With
                                Sales Charge              Sales Charge**
================================================================================
   Class A Shares*
================================================================================
   Year Ended 12/31/99             -4.82%                   -8.65%
--------------------------------------------------------------------------------
   Five Years Ended 12/31/99       +5.76                    +4.90
--------------------------------------------------------------------------------
   Inception (5/31/91)
   through 12/31/99                +5.57                    +5.07
--------------------------------------------------------------------------------
  *Maximum sales charge is 4%.
 **Assuming maximum sales charge.

================================================================================
                                  % Return                % Return
                                Without CDSC              With CDSC**
================================================================================
   Class B Shares*
================================================================================
   Year Ended 12/31/99             -5.32%                   -8.94%
--------------------------------------------------------------------------------
   Five Years Ended 12/31/99       +5.22                    +5.22
--------------------------------------------------------------------------------
   Inception (5/31/91)
   through 12/31/99                +5.04                    +5.04
--------------------------------------------------------------------------------
  *Maximum contingent deferred sales charge is 4% and is reduced to 0% after
   4 years.
 **Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                 % Return                 % Return
                                Without CDSC             With CDSC**
================================================================================
   Class C Shares*
================================================================================
   Year Ended 12/31/99             -5.44%                   -6.34%
--------------------------------------------------------------------------------
   Five Years Ended 12/31/99       +5.09                    +5.09
--------------------------------------------------------------------------------
   Inception (10/21/94)
   through 12/31/99                +4.71                    +4.71
--------------------------------------------------------------------------------
  *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
 **Assuming payment of applicable contingent deferred sales charge.

================================================================================
                            % Return Without           % Return With
                              Sales Charge             Sales Charge**
================================================================================
   Class D Shares*
================================================================================
   Year Ended 12/31/99             -4.96%                   -8.76%
--------------------------------------------------------------------------------
   Five Years Ended 12/31/99       +5.65                    +4.79
--------------------------------------------------------------------------------
   Inception (10/21/94)
   through 12/31/99                +5.25                    +4.42
--------------------------------------------------------------------------------
  *Maximum sales charge is 4%.
 **Assuming maximum sales charge.

OFFICERS AND TRUSTEES

   Terry K. Glenn, President and Trustee
   James H. Bodurtha, Trustee
   Herbert I. London, Trustee
   Joseph L. May, Trustee
   Andre F. Perold, Trustee
   Arthur Zeikel, Trustee
   Vincent R. Giordano, Senior Vice President
   Robert A. DiMella, Vice President
   Kenneth A. Jacob, Vice President
   Robert D. Sneeden, Vice President
   Donald C. Burke, Vice President and Treasurer
   Alice A. Pellegrino, Secretary

   -----------------------------------------------------------------------------
   Robert R. Martin, Trustee of Merrill Lynch Florida Municipal Bond Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.
   -----------------------------------------------------------------------------

   Custodian

   State Street Bank and Trust Company
   P.O. Box 351
   Boston, MA 02101

   Transfer Agent

   Financial Data Services, Inc.
   4800 Deer Lake Drive East
   Jacksonville, FL 32246-6484

   (800) 637-3863

Merrill Lynch Florida Municipal Bond Fund   January 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                       Issue                                                       Value
------------------------------------------------------------------------------------------------------------------------------------
Florida--92.1%
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa     $ 1,095   Altamonte Springs, Florida, Health Facilities Authority, Hospital Revenue Bonds
                              (Adventist Health Systems--Sunbelt), 7% due 10/01/2014 (e)                                   $ 1,239
------------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa       4,140   Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70% due 9/01/2027 (f)         4,199
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       9,000   Broward County, Florida, Airport System Revenue Bonds (Passenger Facility), Convertible
                              Lien, Series H-2, 4.75% due 10/01/2023 (b)                                                     7,201
------------------------------------------------------------------------------------------------------------------------------------
                              Broward County, Florida, HFA, M/F Housing Revenue
                              Refunding Bonds (Lakeside Apartments Project) (d):
AAA         NR*       1,100   6.90% due 8/01/2015                                                                            1,160
AAA         NR*       1,100   7% due 2/01/2025                                                                               1,169
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       2,775   Celebration Community Development District, Florida (Special Assessment),
                              6% due 5/01/2010 (c)                                                                           2,859
------------------------------------------------------------------------------------------------------------------------------------
A+          A1        7,715   Citrus County, Florida, PCR, Refunding (Florida Power Corporation--Crystal River),
                              Series A, 6.625% due 1/01/2027                                                                 7,875
------------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa       2,455   Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, Series C,
                              7.75% due 9/01/2022 (f)(j)                                                                     2,509
------------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa         140   Dade County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series B,
                              7.25% due 9/01/2023 (d)(f)                                                                       143
------------------------------------------------------------------------------------------------------------------------------------
A1+         VMIG1+    3,400   Dade County, Florida, IDA, Exempt Facilities Revenue Refunding Bonds (Florida Power and
                              Light Co.), VRDN, 3.65% due 6/01/2021 (a)                                                      3,400
------------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa      12,000   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                              7% due 4/01/2028 (d)(f)                                                                       12,505
------------------------------------------------------------------------------------------------------------------------------------
BBB         Baa1     11,620   Escambia County, Florida, PCR (Champion International Corporation Project), AMT,
                              6.90% due 8/01/2022                                                                           11,653
------------------------------------------------------------------------------------------------------------------------------------
BBB         Baa1      1,500   Escambia County, Florida, PCR, Refunding (Champion International Corporation Project),
                              6.95% due 11/01/2007                                                                           1,565
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       2,950   Escambia County, Florida, Utilities Authority, Utility System Revenue Bonds,
                              5.25% due 1/01/2029 (i)                                                                        2,558
------------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa         950   Florida HFA, Home Ownership Revenue Refunding Bonds, AMT, Series G1,
                              7.90% due 3/01/2022 (f)(k)                                                                       978
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa      10,420   Florida HFA, Revenue Bonds (Maitland Club Apartments), AMT, Series B-1,
                              7% due 2/01/2035 (b)                                                                          10,870
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Florida Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DATES   Daily Adjustable Tax-Exempt Securities
HFA     Housing Finance Agency
IDA     Industrial Development Authority
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RITES   Residual Interest Tax-Exempt Securities
S/F     Single-Family
VRDN    Variable Rate Demand Notes

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                       Issue                                                        Value
------------------------------------------------------------------------------------------------------------------------------------
Florida (continued)
------------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa     $ 5,000   Florida State Governmental Utility Authority, Utility Revenue Bonds (Poinciana Utility
                              System), 5% due 10/01/2029 (b)                                                               $ 4,143
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       4,595   Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of Transportation),
                              Series A, 4.50% due 7/01/2027 (i)                                                              3,507
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*       1,000   Heritage Palms, Florida, Community Development District, Capital Improvement Revenue
                              Bonds, 6.25% due 11/01/2004                                                                      989
------------------------------------------------------------------------------------------------------------------------------------
NR*         VMIG1+    5,200   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric Company Project),
                              VRDN, 3.60% due 9/01/2025 (a)                                                                  5,200
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       2,400   Hillsborough County, Florida, School Board, COP, 6% due 7/01/2025 (c)                          2,404
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       2,750   Hillsborough County, Florida, Utility Revenue Refunding Bonds, Series B,
                              6.50% due 8/01/2016 (c)                                                                        2,865
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*       1,000   Indigo, Florida, Community Development District, Capital Improvement Revenue Refunding
                              Bonds, Series B, 6.40% due 5/01/2006                                                             982
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       6,600   Jacksonville, Florida, Capital Improvement Revenue Refunding Bonds (Stadium Project),
                              4.75% due 10/01/2025 (b)                                                                       5,271
------------------------------------------------------------------------------------------------------------------------------------
A1+         VMIG1+    1,000   Jacksonville, Florida, PCR, Refunding (Florida Power and Light Co. Project), VRDN,
                              3.60% due 5/01/2029 (a)                                                                        1,000
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       4,500   Lakeland, Florida, Electric and Water Revenue Refunding Bonds, Series A,
                              5% due 10/01/2019 (c)                                                                          3,918
------------------------------------------------------------------------------------------------------------------------------------
                              Lee County, Florida, Water and Sewer Revenue Bonds, Series A (b):
AAA         Aaa       3,500   5% due 10/01/2024                                                                              2,949
AAA         Aaa       4,750   5% due 10/01/2029                                                                              3,936
------------------------------------------------------------------------------------------------------------------------------------
A1+         VMIG1+    3,800   Martin County, Florida, PCR, Refunding (Florida Power and Light Co. Project), VRDN,
                              3.65% due 9/01/2024 (a)                                                                        3,800
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*       1,000   Mediterra, Florida, South Community Development District, Capital Improvement Revenue
                              Bonds, Series B, 6.25% due 5/01/2004                                                             988
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       2,295   Miami Beach, Florida, Parking Revenue Bonds, 5.125% due 9/01/2022 (g)                          1,987
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       7,000   Miami--Dade County, Florida, Expressway Authority, Toll System Revenue Bonds,
                              6.375% due 7/01/2029 (i)                                                                       7,214
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       7,000   Miami--Dade County, Florida, Special Obligation Revenue Refunding Bonds, Sub-Series A,
                              5.61%** due 10/01/2019 (c)                                                                     2,051
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       6,120   Miami--Dade County, Florida, Water and Sewer Revenue Bonds, Series A,
                              5% due 10/01/2029 (i)                                                                          5,071
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       5,000   Orlando and Orange County, Florida, Expressway Authority, Expressway Revenue Refunding
                              Bonds, Junior Lien, 5% due 7/01/2028 (i)                                                       4,156
------------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa       1,940   Osceola County, Florida, Sales Tax Revenue Bonds, 5% due 4/01/2024 (g)                         1,637
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       2,080   Pasco County, Florida, Health Facilities Authority, Gross Revenue Bonds (Adventist Health
                              System--Sunbelt), 7% due 10/01/2014 (e)                                                         2,349
------------------------------------------------------------------------------------------------------------------------------------
A1+         VMIG1+    7,000   Pinellas County, Florida, Health Facilities Authority, Revenue Refunding Bonds (Pooled
                              Hospital Loan Program), DATES, 3.65% due 12/01/2015 (a)(b)                                     7,000
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

   S&P      Moody's   Face
   Ratings  Ratings  Amount                                       Issue                                                     Value
------------------------------------------------------------------------------------------------------------------------------------
Florida (concluded)
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa     $ 4,500   Polk County, Florida, School Board, COP, Series A, 5% due 1/01/2020 (g)                      $ 3,841
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       7,500   Sunrise, Florida, Utility System, Revenue Refunding Bonds, 5% due 10/01/2028 (b)               6,277
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       8,750   Tampa Bay, Florida, Water Utility System, Revenue Refunding Bonds, Series A,
                              4.75% due 10/01/2027 (i)                                                                       6,936
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       4,000   Tampa--Hillsborough County, Florida, Expressway Authority, Revenue Refunding Bonds,
                              5% due 7/01/2022 (b)                                                                           3,397
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       3,825   Winter Haven, Florida, Utility System, Revenue Refunding and Improvement Bonds,
                              4.75% due 10/01/2028 (c)                                                                       3,022
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Texas--1.9%
------------------------------------------------------------------------------------------------------------------------------------
A1+         NR*       3,400   Harris County, Texas, Health Facilities Development Corporation, Hospital Revenue
                              Refunding Bonds (Methodist Hospital), VRDN, 3.65% due 12/01/2025 (a)                           3,400
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--9.7%
------------------------------------------------------------------------------------------------------------------------------------
                              Puerto Rico Commonwealth Highway and
                              Transportation Authority, Highway Revenue
                              Refunding Bonds, RITES, Series X (h):
A1+         Baa1      7,600   6.059% due 7/01/2004                                                                           7,705
A1+         Baa1     10,000   6.159% due 7/01/2005                                                                          10,113
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$195,453)--103.7%                                                                                 189,991

Variation Margin on Financial Futures Contracts***--0.1%                                                                       147

Liabilities in Excess of Other Assets--(3.8%)                                                                               (6,909)
                                                                                                                            ------
Net Assets--100.0%                                                                                                         $183,229
                                                                                                                           ========
------------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(b)  AMBAC Insured.
(c)  MBIA Insured.
(d)  FNMA Collateralized.
(e)  Escrowed to maturity.
(f)  GNMA Collateralized.
(g)  FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(i)  FGIC Insured.
(j)  FHA Insured.
(k) All or a portion of security held as collateral in connection with open financial futures contracts.
    *Not Rated.
   **Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  ***Financial futures contracts sold as of January 31, 2000 were as follows:

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                  (in Thousands)
--------------------------------------------------------------------------------
   Number of                                        Expiration
   Contracts             Issue                         Date            Value
--------------------------------------------------------------------------------
    205             US Treasury Bonds               March 2000        $18,905
-------------------------------------------------------------------------------
   Total Financial Futures Contracts Sold
   (Total Contract Price--$18,469)                                     $18,905
                                                                       =======
--------------------------------------------------------------------------------
 + Highest short-term rating by Moody's Investors Service, Inc.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2000

Assets:                 Investments, at value (identified cost--$195,452,889)...........                             $189,990,733

                        Cash............................................................                                   47,525
                        Receivables:
                          Interest......................................................           $  3,081,051
                          Securities sold...............................................                483,263
                          Variation margin..............................................                147,344
                          Beneficial interest sold......................................                 20,316         3,731,974
                                                                                                   ------------
                        Prepaid expenses and other assets...............................                                   11,308
                                                                                                                     ------------
                        Total assets....................................................                              193,781,540
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
   Liabilities:         Payables:
                          Securities purchased..........................................              9,696,954
                          Beneficial interest redeemed..................................                430,636
                          Dividends to shareholders.....................................                165,978
                          Investment adviser............................................                 81,314
                          Distributor...................................................                 52,018        10,426,900
                                                                                                   ------------
                        Accrued expenses................................................                                  125,192
                                                                                                                     ------------
                        Total liabilities...............................................                               10,552,092
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
   Net Assets:          Net assets......................................................                             $183,229,448
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------
   Net Assets           Class A Shares of beneficial interest, $.10 par value,
   Consist of:          shares authorized unlimited number of...........................                             $    346,907
                        Class B Shares of beneficial interest, $.10 par value,
                        shares authorized unlimited number of     ......................                                1,204,427
                        Class C Shares of beneficial interest, $.10 par value,
                        shares authorized unlimited number of     ......................                                   92,886
                        Class D Shares of beneficial interest, $.10 par value,
                        shares authorized unlimited number of      .....................                                  310,693
                        Paid-in capital in excess of par................................                              204,692,383
                        Accumulated realized capital losses on investments--net.........                             (17,520,067)
                        Unrealized depreciation on investments--net.....................                              (5,897,781)
                                                                                                                     ------------
                        Net assets......................................................                             $183,229,448
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------

   Net Asset Value:     Class A--Based on net assets of $32,526,716 and 3,469,074
                        shares of beneficial interest outstanding.......................                              $      9.38
                                                                                                                      ===========
                        Class B--Based on net assets of $112,926,619 and 12,044,273
                        sharesof beneficial interest outstanding........................                              $      9.38
                                                                                                                      ===========
                        Class C--Based on net assets of $8,694,237 and 928,859
                        sharesof beneficial interest outstanding........................                              $      9.36
                                                                                                                      ===========
                        Class D--Based on net assets of $29,081,876 and 3,106,932
                         sharesof beneficial interest outstanding.......................                              $      9.36
                                                                                                                      ===========
---------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2000

Statement of Operations

                                                                                                        For the Six Months Ended
                                                                                                                January 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
   Investment Income:   Interest and amortization of premium and discount earned........                            $  5,748,495
--------------------------------------------------------------------------------------------------------------------------------
   Expenses:            Investment advisory fees........................................         $   544,677
                        Account maintenance and distribution fees--Class B...............            306,111
                        Professional fees...............................................              44,412
                        Accounting services.............................................              33,542
                        Account maintenance and distribution fees--Class C...............             28,878
                        Transfer agent fees--Class B.....................................             25,057
                        Account maintenance fees--Class D................................             15,585
                        Custodian fees..................................................               7,595
                        Trustees' fees and expenses.....................................               6,843
                        Transfer agent fees--Class A.....................................              5,828
                        Transfer agent fees--Class D.....................................              5,216
                        Pricing fees....................................................               3,855
                        Printing and shareholder reports................................               3,143
                        Transfer agent fees--Class C.....................................              1,929
                        Registration fees...............................................               1,515
                        Other...........................................................               2,752
                                                                                                  ----------
                        Total expenses..................................................                               1,036,938
                                                                                                                    ------------
                        Investment income--net ..........................................                              4,711,557
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
   Realized &           Realized loss on investments--net ...............................                             (3,564,136)
   Unrealized Loss on   Change in unrealized appreciation/depreciation on investments--net
   Investments--Net:                                                                                                 (10,998,448)
                                                                                                                    ------------
                        Net Decrease in Net Assets Resulting from Operations............                            $ (9,851,027)
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.


   Statements of Changes in Net Assets

                                                                                                       For the Six      For the
                                                                                                      Months Ended    Year Ended
                                                                                                       January 31,      July 31,
   Increase (Decrease) in Net Assets:                                                                     2000           1999
--------------------------------------------------------------------------------------------------------------------------------
   Operations:          Investment income--net ..........................................            $  4,711,557   $ 10,368,688
                        Realized gain (loss) on investments--net ........................              (3,564,136)       817,507
                        Change in unrealized appreciation/depreciation on investments--net            (10,998,448)    (8,567,351)
                                                                                                     ------------   ------------
                        Net increase (decrease) in net assets resulting from operations..              (9,851,027)     2,618,844
                                                                                                     ------------   ------------
--------------------------------------------------------------------------------------------------------------------------------
   Dividends to         Investment income--net:
   Shareholders:          Class A.......................................................                 (890,873)    (2,053,636)
                          Class B.......................................................               (2,822,016)    (6,258,095)
                          Class C.......................................................                 (217,047)      (448,971)
                          Class D.......................................................                 (781,621)    (1,607,986)
                                                                                                     ------------   ------------
                        Net decrease in net assets resulting from dividends to shareholders            (4,711,557)   (10,368,688)
                                                                                                     ------------   ------------
--------------------------------------------------------------------------------------------------------------------------------
   Beneficial Interest  Net increase (decrease) in net assets derived from beneficial
   Transactions:        interest transactions...........................................              (22,308,281)     7,013,123
                                                                                                     ------------   ------------
--------------------------------------------------------------------------------------------------------------------------------
   Net Assets:          Total decrease in net assets....................................              (36,870,865)      (736,721)
                        Beginning of period.............................................              220,100,313    220,837,034
                                                                                                     ------------   ------------
                        End of period...................................................             $183,229,448   $220,100,313
                                                                                                     ============   ============
--------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2000

                                                                                                   Class A
                                                                     --------------------------------------------------------------
                                                                        For the
   The following per share data and ratios have been derived          Six Months
   from information provided in the financial statements.                Ended
                                                                        Jan. 31,               For the Year Ended July 31,
   Increase (Decrease) in Net Asset Value:                                2000         1999        1998          1997        1996
-----------------------------------------------------------------------------------------------------------------------------------
   Per Share            Net asset value, beginning of period.....      $  10.08      $  10.41    $  10.37     $   9.94     $   9.86
   Operating                                                           --------      --------    --------     --------     --------
   Performance:         Investment income--net...................           .25           .50         .53          .53          .53
                        Realized and unrealized gain (loss) on
                        investments--net ........................          (.70)         (.33)        .04          .43          .08
                                                                       --------      --------    --------     --------     --------
                        Total from investment operations.........          (.45)          .17         .57          .96          .61
                                                                       --------      --------    --------     --------     --------
                        Less dividends from investment income--net         (.25)         (.50)       (.53)        (.53)        (.53)
                                                                       --------      --------    --------     --------     --------
                        Net asset value, end of period...........      $   9.38      $  10.08    $  10.41     $  10.37     $   9.94
                                                                       ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
   Total Investment     Based on net asset value per share.......        (4.52%)+        1.57%      5.61%        9.99%        6.30%
   Return:**                                                           ========      ========    ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average    Expenses.................................          .69%*         .72%        .69%         .69%         .68%
   Net Assets:                                                         ========      ========    ========     ========     ========
                        Investment income--net...................         5.10%*        4.80%       5.06%        5.31%        5.30%
                                                                       ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
   Supplemental         Net assets, end of period (in thousands).      $ 32,527      $ 38,214    $ 44,173     $ 47,598     $ 46,765
   Data:                                                               ========      ========    ========     ========     ========
                        Portfolio turnover.......................        33.98%       120.54%     101.75%       84.69%      162.83%
                                                                       ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
                       *Annualized.
                      **Total investment returns exclude the effects of sales charges.
                       +Aggregate total investment return.

                        See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2000

                                                                                                   Class B
                                                                     --------------------------------------------------------------
                                                                        For the
   The following per share data and ratios have been derived          Six Months
   from information provided in the financial statements.                Ended
                                                                        Jan. 31,                For the Year Ended July 31,
   Increase (Decrease) in Net Asset Value:                                2000          1999       1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------------------
   Per Share            Net asset value, beginning of period.....      $  10.08      $  10.41    $  10.37     $   9.94     $   9.86
   Operating                                                           --------      --------    --------     --------     --------
   Performance:         Investment income--net...................           .22           .45         .47          .48          .48
                        Realized and unrealized gain (loss) on
                        investments--net .........................         (.70)         (.33)        .04          .43          .08
                                                                       --------      --------    --------     --------     --------
                        Total from investment operations.........          (.48)          .12         .51          .91          .56
                                                                       --------      --------    --------     --------     --------
                        Less dividends from investment income--net         (.22)         (.45)       (.47)        (.48)        (.48)
                                                                       --------      --------    --------     --------     --------
                        Net asset value, end of period...........      $   9.38      $  10.08    $  10.41     $  10.37     $   9.94
                                                                       ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
   Total Investment     Based on net asset value per share.......        (4.76%)+       1.06%       5.07%        9.43%        5.76%
   Return:**                                                           ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average    Expenses.................................         1.19%*        1.23%       1.20%        1.20%        1.18%
   Net Assets:                                                         ========      ========    ========     ========     ========
                        Investment income--net...................         4.60%*        4.29%       4.55%        4.80%        4.79%
                                                                       ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
   Supplemental         Net assets, end of period (in thousands).      $112,926      $133,276    $143,496     $160,562     $195,097
   Data:                                                               ========      ========    ========     ========     ========
                        Portfolio turnover.......................        33.98%       120.54%     101.75%       84.69%      162.83%
                                                                       ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
                       *Annualized.
                      **Total investment returns exclude the effects of sales charges.
                       +Aggregate total investment return.

                        See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2000

FINANCIAL INFORMATION (concluded)

                                                                                                   Class C
                                                                     --------------------------------------------------------------
                                                                        For the
   The following per share data and ratios have been derived          Six Months
   from information provided in the financial statements.                Ended
                                                                        Jan. 31,                For the Year Ended July 31,
   Increase (Decrease) in Net Asset Value:                                2000          1999       1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------------------
   Per Share            Net asset value, beginning of period.....      $  10.06      $  10.39    $  10.35     $   9.92     $   9.85
   Operating                                                           --------      --------    --------     --------     --------
   Performance:         Investment income--net....................          .22           .43         .46          .47          .47
                        Realized and unrealized gain (loss) on
                        investments--net ........................          (.70)         (.33)        .04          .43          .07
                                                                       --------      --------    --------     --------     --------
                        Total from investment operations.........          (.48)          .10         .50          .90          .54
                                                                       --------      --------    --------     --------     --------
                        Less dividends from investment
                        income--net .............................          (.22)         (.43)       (.46)        (.47)        (.47)
                                                                       --------      --------    --------     --------     --------
                        Net asset value, end of period...........      $   9.36      $  10.06    $  10.39     $  10.35     $   9.92
                                                                       ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
   Total Investment     Based on net asset value per share.......        (4.82%)+        .95%       4.97%        9.33%        5.54%
   Return:**                                                           ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average    Expenses.................................         1.29%*        1.33%       1.30%        1.30%        1.28%
   Net Assets:                                                         ========      ========    ========     ========     ========
                        Investment income--net....................         4.50%*       4.19%       4.44%        4.70%        4.70%
                                                                       ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
   Supplemental         Net assets, end of period (in thousands).      $  8,694      $ 10,897    $  8,900     $  5,976     $  5,738
   Data:                                                               ========      ========    ========     ========     ========
                        Portfolio turnover.......................        33.98%       120.54%     101.75%       84.69%      162.83%
                                                                       ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Class D
                                                                     --------------------------------------------------------------
                                                                        For the
   The following per share data and ratios have been derived          Six Months
   from information provided in the financial statements.                Ended
                                                                        Jan. 31,                For the Year Ended July 31,
   Increase (Decrease) in Net Asset Value:                                2000          1999       1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------------------
   Per Share            Net asset value, beginning of period.....      $  10.06      $  10.39    $  10.35     $   9.92     $   9.85
   Operating                                                           --------      --------    --------     --------     --------
   Performance:         Investment income--net....................          .24           .49         .52          .52          .52
                        Realized and unrealized gain (loss) on
                        investments--net ........................          (.70)         (.33)        .04          .43          .07
                                                                       --------      --------    --------     --------     --------
                        Total from investment operations.........          (.46)          .16         .56          .95          .59
                                                                       --------      --------    --------     --------     --------
                        Less dividends from investment
                        income--net .............................          (.24)         (.49)       (.52)        (.52)        (.52)
                                                                       --------      --------    --------     --------     --------
                        Net asset value, end of period...........      $   9.36      $  10.06    $  10.39     $  10.35     $   9.92
                                                                       ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
   Total Investment     Based on net asset value per share.......        (4.58%)+       1.46%       5.51%        9.89%        6.09%
   Return:**                                                           ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average    Expenses.................................          .79%*         .82%        .79%         .79%         .78%
   Net Assets:                                                         ========      ========    ========     ========     ========
                        Investment income--net....................        5.00%*        4.69%       4.95%        5.21%        5.20%
                                                                       ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
   Supplemental         Net assets, end of period (in thousands).      $ 29,082      $ 37,713    $ 24,268     $ 19,511     $ 15,231
   Data:                                                               ========      ========    ========     ========     ========
                        Portfolio turnover.......................        33.98%       120.54%     101.75%       84.69%      162.83%
                                                                       ========      ========    ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------------
                       *Annualized.
                      **Total investment returns exclude the effects of sales charges.
                       +Aggregate total investment return.

                        See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2000

NOTES TO FINANCIAL STATEMENTS

   1. Significant Accounting Policies:

   Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The follow ing is a summary of significant accounting policies followed by the Fund.

   (a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

   (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the con tract or if the counterparty does not perform under the contract.

   o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

   (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

   (e) Dividends and distributions--Dividends from net investment income are declared daily and paid

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)


   monthly. Distributions of capital gains are recorded on the ex-dividend dates.

   2. Investment Advisory Agreement and Transactions with Affiliates:

   The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

   FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

   Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

-------------------------------------------------------------------------------
                                   Account                   Distribution
                               Maintenance Fee                   Fee
-------------------------------------------------------------------------------
   Class B.................        .25%                          .25%
   Class C.................        .25%                          .35%
   Class D.................        .10%                           --
-------------------------------------------------------------------------------

   Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also pro vides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

   For the six months ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

-------------------------------------------------------------------------------
                                           MLFD               MLPF&S
-------------------------------------------------------------------------------
   Class A....................             $378                $ 750
   Class D....................             $581               $3,660
-------------------------------------------------------------------------------

   For the six months ended January 31, 2000, MLPF&S received contingent deferred sales charges of $114,577 and $3,933 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $368 and $38,162 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

   Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

   Accounting services are provided to the Fund by FAM at cost.

   Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

   3. Investments:

   Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were $63,248,152 and $89,891,653, respectively.

   Net realized gains (losses) for the six months ended January 31, 2000 and net unrealized losses as of January 31, 2000 were as follows:

-----------------------------------------------------------------------------
                                         Realized              Unrealized
                                      Gains (Losses)             Losses
-----------------------------------------------------------------------------
   Long-term investments.........      $(4,962,848)           $(5,462,156)
   Financial futures contracts ..        1,398,712               (435,625)
                                         ---------               --------
   Total.........................      $(3,564,136)           $(5,897,781)
                                       ===========            ===========
-----------------------------------------------------------------------------

   As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $5,462,156, of which $1,909,281 related to appreciated securities and $7,371,437 related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $195,452,889.

Merrill Lynch Florida Municipal Bond Fund                       January 31, 2000


   4. Beneficial Interest Transactions:

   Net increase (decrease) in net assets derived from beneficial interest transactions was $(22,308,281) and $7,013,123 for the six months ended January 31, 2000 and for the year ended July 31, 1999, respectively.

   Transactions in shares of beneficial interest for each class were as follows:

----------------------------------------------------------------------------
   Class A Shares for the Six Months                             Dollar
   Ended January 31, 2000                    Shares              Amount
----------------------------------------------------------------------------
   Shares sold.......................        274,028         $  2,620,138
   Shares issued to shareholders
   in reinvestment of dividends .....         42,718              410,572
                                            --------         ------------
   Total issued......................        316,746            3,030,710
   Shares redeemed...................       (639,484)          (6,153,787)
                                            --------         ------------
   Net decrease......................       (322,738)        $ (3,123,077)
                                            ========         ============
----------------------------------------------------------------------------


----------------------------------------------------------------------------
   Class A Shares for the Year                                   Dollar
   Ended July 31, 1999                       Shares              Amount
----------------------------------------------------------------------------

   Shares sold.......................        623,802         $  6,549,823
   Shares issued to shareholders
   in reinvestment of dividends .....         93,638              977,452
                                          ----------          -----------
   Total issued......................        717,440            7,527,275
   Shares redeemed...................     (1,169,568)         (12,154,623)
                                          ----------          -----------
   Net decrease......................       (452,128)        $ (4,627,348)
                                          ==========         ============
----------------------------------------------------------------------------

----------------------------------------------------------------------------
   Class B Shares for the Six Months                             Dollar
   Ended January 31, 2000                    Shares              Amount
----------------------------------------------------------------------------
   Shares sold.......................      1,021,244         $  9,819,956
   Shares issued to shareholders
   in reinvestment of dividends .....        105,807            1,016,720
                                          ----------          -----------
   Total issued......................      1,127,051           10,836,676
   Automatic conversion
   of shares.........................        (17,710)            (170,577)
   Shares redeemed...................     (2,289,469)         (22,057,315)
                                          ----------          -----------
   Net decrease......................     (1,180,128)        $(11,391,216)
                                          ==========         ============
----------------------------------------------------------------------------

----------------------------------------------------------------------------

   Class B Shares for the Year                                  Dollar
   Ended July 31, 1999                      Shares              Amount
----------------------------------------------------------------------------

   Shares sold.......................      2,641,615         $ 27,704,661
   Shares issued to shareholders
   in reinvestment of dividends .....        223,635            2,334,238
                                          ----------          -----------
   Total issued......................      2,865,250           30,038,899
   Automatic conversion
   of shares.........................        (45,399)            (472,868)
   Shares redeemed...................     (3,382,327)         (35,227,043)
                                          ----------          -----------
   Net decrease......................       (562,476)        $ (5,661,012)
                                          ==========         ============
----------------------------------------------------------------------------

----------------------------------------------------------------------------
   Class C Shares for the Six Months                            Dollar
   Ended January 31, 2000                    Shares             Amount
----------------------------------------------------------------------------
   Shares sold.......................        124,613         $  1,197,912
   Shares issued to shareholders
   in reinvestment of dividends .....         10,949              105,059
                                          ----------          -----------
   Total issued......................        135,562            1,302,971
   Shares redeemed...................       (289,842)          (2,798,213)
                                          ----------          -----------
   Net decrease......................       (154,280)        $ (1,495,242)
                                          ==========         ============
----------------------------------------------------------------------------

----------------------------------------------------------------------------
   Class C Shares for the Year                                   Dollar
   Ended July 31, 1999                        Shares             Amount
----------------------------------------------------------------------------
   Shares sold.......................        452,873         $  4,749,589
   Shares issued to shareholders
   in reinvestment of dividends .....         22,394              233,145
                                          ----------          -----------
   Total issued......................        475,267            4,982,734
   Shares redeemed...................       (248,663)          (2,576,188)
                                          ----------          -----------
   Net increase......................        226,604         $  2,406,546
                                          ==========         ============
----------------------------------------------------------------------------

----------------------------------------------------------------------------
   Class D Shares for the Six Months                             Dollar
   Ended January 31, 2000                     Shares             Amount
----------------------------------------------------------------------------
   Shares sold.......................        670,552         $  6,442,148
   Automatic conversion
   of shares.........................         17,743              170,577
   Shares issued to shareholders
   in reinvestment of dividends .....         26,170              251,015
                                          ----------          -----------
   Total issued......................        714,465            6,863,740
   Shares redeemed...................     (1,356,102)         (13,162,486)
                                          ----------          -----------
   Net decrease......................       (641,637)        $ (6,298,746)
                                          ==========         ============
----------------------------------------------------------------------------

----------------------------------------------------------------------------
   Class D Shares for the Year                                   Dollar
   Ended July 31, 1999                       Shares              Amount
----------------------------------------------------------------------------
   Shares sold.......................      2,718,041         $ 28,457,813
   Automatic conversion
   of shares.........................         45,482              472,868
   Shares issued to shareholders
   in reinvestment of dividends .....         59,085              615,511
                                          ----------          -----------
   Total issued......................      2,822,608           29,546,192
   Shares redeemed...................     (1,409,467)         (14,651,255)
                                          ----------          -----------
   Net increase......................      1,413,141         $ 14,894,937
                                          ==========         ============
----------------------------------------------------------------------------

   5. Capital Loss Carryforward:

   At July 31, 1999, the Fund had a capital loss carry forward of approximately $11,654,000, of which $9,378,000 expires in 2003 and $2,276,000 expires in
   2004. This amount will be available to offset like amounts of any future taxable gains.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Florida
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
ox 9011
Princeton, NJ
08543-9011        #16031--1/00

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